Utility Portfolio	Series 00A [6/19/00 - Current Offering] | cusip: 29471Q739
Fund Overview

As of July 13, 2000
Closing NAV: 0.97805	Previous Close: 0.97730	Change: 0.00075	% Change: +0.08000%

The Objective:
The Utility Portfolio seeks to provide monthly income and an opportunity for rising income and capital appreciation by investing in electric utility common stocks believed to have the potential to increase future dividends. It holds the highest dividend-yielding stocks from a list of professionally selected electric utility companies.

The Strategy:
The Portfolio follows a disciplined investment strategy, selecting stocks and holding them for a two-year period. However, each stock is reviewed regularly and can be sold in the event of a significant adverse development. At the end of two years, we intend to reapply the screening process to create a new Portfolio. You can choose to roll your proceeds into the new Portfolio, if available, or redeem your investment.
Offered By: This portfolio is offered by Merrill Lynch (HQI00A), PaineWebber (HQI00A), Morgan Stanley Dean Witter (EUTL00A), Salomon Smith Barney (EIF00AUP).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of July 13, 2000
Security	Symbol	Price	% of Portfolio
NEW CENTURY ENERGIES INC.	NCE	32.69	9.76
WPS RES CORP	WPS	30.75	9.27
CONSOLIDATED EDISON Holdings	ED	32.06	9.10
AMERICAN ELEC PWR INC COM	AEP	32.94	8.77
TECO ENERGY INC COM	TE	21.25	8.77
ALLIANT ENERGY CORP.	LNT	26.56	8.40
DOMINION RES INC VA COM	D	46.75	7.12
CH ENERGY GROUP, INC	CHG	33.44	6.66
CP&L ENERGY INC. (HLDG. CO)	CPL	32.63	6.11
MINNESOTA PWR INC.	MPL	20.94	4.66
BLACK HILLS CORP COM	BKH	23.56	4.48
CONSTELLATION ENERGY GROUP	CEG	33.81	4.36
NSTAR-W/I	NST	42.00	4.30
Cleco Corp. Holding Co.	CNL	36.06	4.22
ALLEGHENY ENERGY INC.	AYE	28.44	4.08

Selection Methodology
The Utility Portfolio stocks were selected based on the following criteria:

  50-year history of uninterrupted dividend payments;
  No dividend cuts over the past ten years;
  Potential for future dividend increases.

Fees & Expenses
  Defining Your Costs
First-time investors pay an initial sales charge of about 1.0% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two-year life.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge Year 1	1.50%	$15.00
Deferred Sales Charge Year 2	1.50%	$15.00

Maximum Sales Charge	4.00%	$40.00

Annual Creation and Development Fee (as a % of net assets on date of deposit - 6/19/00)	0.250%	$2.48
Estimated Annual Expenses (as a % of net assets on date of deposit)	0.196%	$1.94

Estimated Organization Costs		$1.98

If you sell your units before the final deferred sales charge payment in either the first or second year, the remaining balance of your deferred sales charge will be deducted along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount Purchased	Total Sales Charge as a % of Public Offering Price

Less than $50,000	4.00%
$50,000 to $99,999	3.75%
$100,000 to $249,000	3.25%
$250,000 to $999,999	3.00%
$1,000,000 or more	2.25%

  Is this Fund appropriate for you?
  Yes, if you want current dividend income and capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers.

  Risk Considerations

  Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  The Portfolio is concentrated in common stocks of issuers in the domestic electric utility industry.

  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

  There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

  These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices will change.

Distributions and Taxes
Distribution Frequency (if any)
Twelve (12) per year

Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distribution payments used to purchase additional units of the fund (reinvestment). As such, your principal will increase each distribution period, and because distribution payments are based in part on the size of your invested principal, these payments may increase proportionately. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.
Tax Reporting
When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

  Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors can defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Trustee

The Bank of New York
  Unit Investment Trust Department
  PO Box 974
  Wall Street Division
  New York, New York 10268-0974
  1-800-221-7771

  Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

  The value of common stocks fluctuates, and dividends are subject to declarations by the issuers.

  Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

  For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

  Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

  As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

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